Exhibit 10.39





             WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED
                                  as Mortgagor



                                       and



                     AES CHINA HOLDINGS COMPANY (L) LIMITED
                                  as Mortgagee





                         SUBORDINATED MORTGAGE CONTRACT







                             CHADBOURNE & PARKE LLP
                            AMERICAN ATTORNEYS AT LAW

                           SUITE 3704, PEREGRINE TOWER
                           LIPPO CENTRE, 89 QUEENSWAY
                                    HONG KONG


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                                    CONTENTS


Number   Clause Heading                                                Page
------   --------------                                                ----

1.       Definitions.....................................................1
2.       Loan............................................................2
3.       Interest........................................................2
4.       Repayment and Term..............................................3
5.       Charge..........................................................3
6.       Custody of Title Documents......................................3
7.       Management of the Equipment.....................................4
8.       Insurance of the Equipment......................................4
9.       Discharge of Mortgage...........................................5
10.      Mortgagor's Representations and Warranties......................5
11.      Further Assurance...............................................6
12.      Mortgagor's Undertakings........................................6
13.      Events of Default...............................................8
14.      Disposition of the Charged Assets...............................8
15.      Indemnities....................................................10
16.      Deduction......................................................10
17.      Evidence of Debt...............................................11
18.      Suspense Account...............................................11
19.      Expenses.......................................................11
20.      Power of Attorney..............................................12
21.      Notice.........................................................12
22.      Governing Law and Dispute Settlement...........................13
23.      Miscellaneous..................................................13
24.      Validity of Contract...........................................14
25.      Subordinated Security..........................................14


Execution Block


Appendix 1        Equipment.............................................16
Appendix 2        Buildings.............................................17


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THIS  SUBORDINATED   MORTGAGE  CONTRACT   (hereinafter   referred  to  as  the
"Contract")  is  made  on  the         day  of                    1996
                               --------       --------------------
BETWEEN:

(1) WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED, an equity joint venture company formed under the laws of the People's Republic of China, with its legal address at Commercial Office Building, West Huangshan Road, Wuhu, Anhui Province, People's Republic of China (hereinafter referred to as the "Mortgagor"); and

(2) AES CHINA HOLDINGS COMPANY (L) LIMITED, a Labuan company of Lot A, Level 3, Wisma Oceanic, Jalan OKK Awang Besar, 87007, Federal Territory of Labuan, Malaysia (hereinafter referred to as the "Mortgagee").


WHEREAS:

(1) By the AES Loan Agreement (as defined below), the Mortgagee has agreed to make available to the Mortgagor a loan facility of up to US$18,000,000, the proceeds of which shall be used by the Mortgagor in accordance with the purposes set out in clause 2 of the AES Loan Agreement.

(2) It is a condition precedent to the Mortgagee making the Facility available to the Mortgagor that the Mortgagor enters into this Contract with the Mortgagee.


IN WITNESS WHEREOF, the Mortgagor and the Mortgagee shall enter into this Contract to set forth the respective rights and obligations of both parties.


1.         DEFINITIONS

1.01 Unless the context requires otherwise, the following terms and expressions used in this Contract shall have the same meanings as follows:

           (1) "AES Loan Agreement" means the US$18,000,000 loan agreement entered into between the Mortgagor and the Mortgagee dated the date hereof;

           (2) "Cash" means the currency of any country from time to time held by the Mortgagor, including cash and deposits of any kind (including interest) that are kept in a bank or other financial institution in China or any other country;



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           (3)      "Charged Assets" means all or any part of the property,
                    assets and rights of the Mortgagor hereby charged including, without limitation, the Receivables, Cash, Equipment, buildings (see Appendix 2 for details) and Inventory;

           (4) "Equipment" means all items of equipment purchased or from time to time purchased by the Mortgagor including, without limitation, all equipment listed in Appendix 1, all equipment purchased, imported or installed by the Mortgagor and any additions, unused components and users' manuals and technical documents relating to any of the foregoing;

           (5) "Event of Default" means any event of default specified under Clause 13 herein;

           (6) "Inventory" means raw materials purchased for the production of electricity by the Mortgagor;

           (7) "Junior Secured Indebtedness" means all or any sums (whether principal, interest, fees or other expenses) now or at any time hereafter due, owing or incurred by the Mortgagor under the AES Loan Agreement or any Subordinated Security Document to which it is a party and all other monies hereby secured;

           (8) "Receivables" means the payment arising from time to time in the ordinary course of business but are still due and owing to the Mortgagor; and

           (9) "Subordinated Security Documents" means all or any security document defined under the AES Loan Agreement.

1.02 Unless defined herein otherwise or the context herein requires otherwise, the terms and expressions used in this Contract shall have the same meanings as those in the AES Loan Agreement.


2.         LOAN

           The Mortgagee shall provide the Mortgagor with a loan facility not exceeding US$18,000,000 the terms of which shall be governed in all respects by the AES Loan Agreement.


3.         INTEREST

           The Mortgagor undertakes to pay interest on the loan fully and punctually in accordance with the AES Loan Agreement. Details on the calculation and payment of interest shall be governed by the AES Loan Agreement.


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4.         REPAYMENT AND TERM

           The Mortgagor undertakes to repay the loan principal and to pay all other amounts due and owing under the AES Loan Agreement fully and punctually in accordance with the AES Loan Agreement. Details on the timing and amounts of principal repayments and other payments shall be governed by the AES Loan Agreement.


5.         CHARGE

5.01 In consideration of the Mortgagee agreeing to make the Facility available to the Mortgagor upon the terms and conditions of the AES Loan Agreement and the punctual observance and performance by the Mortgagor of all other obligations of the Mortgagor contained in the AES Loan Agreement or any Subordinated Security Document to which it is a party, the Mortgagor as sole legal beneficial owner grants to the Mortgagee a third-priority mortgage of and security interest in all the undertakings, property, assets and rights of the Mortgagor whatsoever and wheresoever both present and future including, without limitation, the Receivables, Cash, Equipment, Inventory and buildings and all its related rights and its uncalled capital for the due and punctual payment of the Junior Secured Indebtedness in full when due. THIS MORTGAGE IS SUBORDINATE IN RIGHT TO THE CHARGES CREATED TO SECURE THE OBLIGATIONS OF THE BORROWER UNDER THE SENIOR LOAN AGREEMENT, AND THE ENFORCEMENT OF THIS MORTGAGE SHALL BE LIMITED IN ACCORDANCE WITH THE PROVISIONS OF THE SENIOR SUBORDINATION AGREEMENT AND THE PRIORITY DEED.

5.02 This Contract shall be a continuing security and shall remain in full force and effect until the Junior Secured Indebtedness has been paid in full, notwithstanding the change in the constitution or status of the Mortgagor, insolvency or liquidation or any incapacity to act as a company or any intermediate settlement of account or other matter whatsoever. This Contract is in addition to (and independent of) any Charge, guarantee or other right or claim now or at any time hereafter held by the Mortgagee. This Contract shall not be rendered ineffective by any change or amendment made between the Mortgagor and Mortgagee to the AES Loan Agreement.


6.         CUSTODY OF TITLE DOCUMENTS

           The Mortgagor shall deliver to the Facility Agent with copies to the Mortgagee the purchase contract(s) for the Equipment, warranties from the manufacturers, insurance receipts, import and customs clearing documents and any other subsidiary documents reasonably requested by the Mortgagee for safekeeping and custody, provided that the Mortgagor

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           shall arrange for the delivery of the originals of such
           documents to the Mortgagee as soon as all amounts owed to the Senior Financing Parties under the Senior Loan Agreement have been paid in full. All relevant and reasonable custody fees shall be borne by the Mortgagor.


7.         MANAGEMENT OF THE EQUIPMENT

7.01 The Equipment shall be possessed, owned and used by the Mortgagor. The Mortgagor shall use the Equipment reasonably and the Equipment shall be used in a way permitted by the laws of the People's Republic of China and the provisions of the AES Loan Agreement.

7.02 Without written consent from the Mortgagee, the Mortgagor shall not structurally change, disassemble or remove any Equipment, except for daily maintenance. Any additional facilities and installations made to the Equipment in contravention of this sub-clause shall automatically become part of the Equipment.

7.03 The Mortgagee shall not be responsible for any loss or damage arising from any defect (whether apparent or latent) of the Equipment. The Mortgagee shall not bear any responsibility if a third party claims against the Mortgagor for loss or damage. If the Mortgagee suffers any loss, the Mortgagor shall forthwith compensate the Mortgagee for such loss.


8.         INSURANCE OF THE EQUIPMENT

8.01 Prior to the first drawing under the AES Loan Agreement, the Mortgagor shall insure the Equipment on such terms and in amounts as specified in the Subordinated Insurance Assignment, in each case with such insurance company as appointed or agreed by the Mortgagee. The benefits of the policies shall be assigned to the Mortgagee until the Junior Secured Indebtedness is paid in full. Prior to the repayment of the Junior Secured Indebtedness, the Mortgagor shall not for whatsoever reason discontinue or materially change the insurance. If the Mortgagor discontinues or materially changes the insurance, the Mortgagee shall have the right but not the obligation to insure the same on its behalf, any reasonable fee or actual loss arising shall be unconditionally reimbursed by the Mortgagor.

8.02 The originals of the insurance policies shall be delivered to the Facility Agent for safe-keeping, the cost of which shall be borne by the Mortgagor, provided that the Mortgagor shall arrange for the delivery of such originals to the Mortgagee as soon as all amounts owed to the Senior Financing Parties under the Senior Loan Agreement have been paid in full.

8.03 In accordance with the Subordinated Insurance Assignment, the Mortgagor shall irrevocably appoint the Facility Agent as its duly authorized


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           representative to receive and handle the compensation
           monies paid under the insurances until all amounts owed to the Senior Financing Parties under the Senior Loan Agreement have been paid in full.

8.04 If any Event of Default occurs or is still existing and the aforesaid compensation monies under the insurances are not sufficient to cover the Junior Secured Indebtedness, the Mortgagee shall have the right of recourse to the Mortgagor until the Mortgagor repays all its indebtedness in full.


9.         DISCHARGE OF MORTGAGE

           Upon payment in full of all the Junior Secured Indebtedness and performance of all the obligations and responsibilities hereunder and under the AES Loan Agreement and the Subordinated Security Documents, the Mortgagee shall, at the request of the Mortgagor and at a reasonable fee to be paid by the Mortgagor, discharge the security over the Charged Assets created by this Contract and assist the Mortgagor to cancel the registration of the Charge hereunder at the appropriate inland customs office and other relevant departments and return all the title documents of the relevant Charged Assets possessed by the Mortgagee for safe-keeping to the Mortgagor.


10.        MORTGAGOR'S REPRESENTATIONS AND WARRANTIES

10.01      The Mortgagor represents and warrants to the Mortgagee that:

           (1) the obligations of the Mortgagor under this Contract are legal, valid and binding;

           (2) the Mortgagor is the sole legal and beneficial owner of the Charged Assets and has full power to mortgage the same to the Mortgagee. Except for (i) the relevant Charges created to secure the obligations of the Borrower under the Senior Loan Agreement, (ii) the Charge created herein, (iii) the CPIL Security, (iv) any lien set up to provide goods for the Mortgagor, (v) any lien arising from the exercise of legal rights in the ordinary course of business and (vi) any Charge that has been notified to the Mortgagee in writing and which has been approved by the Mortgagee, the Charged Assets are free from any Charge or other guarantee. The Charged Assets are also free from any third party's lease, right to use or other rights;

           (3) the Mortgagor has already obtained all necessary approvals and permits, if any, from the relevant government authorities in the People's Republic of China for or in connection with the execution and performance of this Contract;

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           (4)      the whole purchase price, maintenance fees and other tax and fees of the Charged Assets have been punctually paid in full;

           (5) the Mortgagor is not in default under any law, regulation or contractual terms in relation to the Charged Assets; and

           (6) no litigation, arbitration or administrative proceeding is currently taking place or pending or threatened in relation to the Charged Assets.

10.02 The Mortgagor also represents and warrants to the Mortgagee that the foregoing representations and warranties will be true and accurate throughout the continuance of this Contract.


11.        FURTHER ASSURANCE

11.01 In performance or satisfaction of the Charge hereunder enjoyed by the Mortgagee over the Charged Assets or to facilitate the assignment of its rights and obligations hereunder by the Mortgagee, the Mortgagor undertakes to comply with all reasonable instructions of the Mortgagee in full (whether the Charge hereunder has been effective). The relevant assignment fees shall be borne by the Mortgagor.

11.02 The Mortgagor undertakes to comply with all reasonable instructions from the Mortgagee to handle at any time relevant matters that are necessary for the rights hereunder (or suffers the Mortgagee to handle the same) and the Mortgagor also undertakes that the Mortgagee can act at any time in the name of the Mortgagor in accordance with the laws and the provisions of this Contract.


12.        MORTGAGOR'S UNDERTAKINGS

12.01 Unless the Mortgagee otherwise agrees in writing, the Mortgagor undertakes:

           (1) to keep all its Charged Assets in good repair and in good working condition; if there is any damage (wear and tear excepted), the Mortgagor shall forthwith notify the Mortgagee and carry out repairs to its best endeavors, and prevent further damage;

           (2) to comply with all the relevant laws and provisions of this Contract in connection with the proper use of the Charged Assets and the Mortgagor shall, upon the request of the Mortgagee, forthwith reimburse the Mortgagee for any reasonable sums and fees for the performance of the aforesaid obligations;


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           (3)      to permit the Mortgagee or any other person appointed by the
                    Mortgagee at all reasonable times to view the state and condition of the Charged Assets;

           (4) the Mortgagee may, upon the occurrence of an Event of Default, appoint a valuer to appraise the value of any asset at all reasonable times, the reasonable cost of which shall be borne by the Mortgagor;

           (5) upon receipt of any notice, order or other documents issued by the Chinese government authorities in connection with the Charged Assets, the Mortgagor shall take every necessary steps to comply with the aforesaid notice, order or other documents within the time limit set out by law or fourteen
                    (14) days after the receipt of such documents (whichever is earlier), and take all necessary steps to send a copy of such document to the Mortgagee within the aforesaid period of time;

           (6) to promptly inform the Mortgagee of the occurrence of any Event of Default and any litigation, arbitration or administrative proceeding (including any actual or prospective litigation, arbitration or administrative proceeding);

           (7) to pay all the taxes, management fee and other fees in connection with the Charged Asset in accordance with the relevant laws and the provisions of this Contract;

           (8) in accordance with all the reasonable instructions of the Mortgagee, assist the Mortgagee in handling the approvals, consents and relevant legal procedures in connection with this Contract;

           (9) to notify the Mortgagee within fourteen (14) days of the purchase of new Equipment; and

           (10) promptly register this Contract as a third-priority mortgage with all appropriate governmental authorities in China and maintain all such registration(s).

12.02 Unless the Mortgagee otherwise agrees in writing, the Mortgagor undertakes not to do any of the following:

           (1) except for (i) the relevant Charges created to secure the obligations of the Borrower under the Senior Loan Agreement,
                    (ii) the Charge created herein, (iii) the CPIL Security,
                    (iv) any lien set up to provide goods for the Mortgagor and
                    (v) any lien arising from the exercise of legal rights in the ordinary course of business and bearing no relationship to borrowings, mortgage or charge over the Charged Assets or any part thereof (whether or not in priority over the Charge hereunder);


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           (2)      with or without consideration, lease, sub-let, license,
                    share, sell, assign, appoint a trustee or in any other way deal with the Charged Assets or any part thereof;

           (3) use the Charged Assets for purposes other than the ordinary course of business;

           (4) do or cause to be done any act (including negligent behavior) which may in any way significantly increase the insurance premium or render the insurance invalid; and

           (5) permit the use of the Charged Assets to do any act which is contrary to the relevant laws and the provisions of this Contract.


13.        EVENTS OF DEFAULT

13.01      Each of the following events shall be an Event of Default:

           (1) the Mortgagor fails to pay any sum payable under this Contract or any other Subordinated Security Document to which it is a party when due or otherwise in accordance with the provisions hereof or thereof;

           (2) the Mortgagor fails duly and punctually to perform or comply with any of its other obligations or undertakings hereunder or under any of the other Subordinated Security Documents; and

           (3) an Event of Default or prospective Event of Default has occurred and is continuing under the AES Loan Agreement.

13.02 If any Event of Default under Clause 13.01 herein has occurred, the Mortgagee shall have the right to request the Mortgagor to repay forthwith the whole Junior Secured Indebtedness and shall also have the right to dispose of the Charged Assets in accordance with laws and provisions of this Contract and subject to the provisions of the Senior Subordination Agreement. Any losses to the Mortgagor arising from the exercise of the aforesaid rights of the Mortgagee shall not be borne by the Mortgagee.


14.        DISPOSITION OF THE CHARGED ASSETS

14.01 Subject to the provisions of the Senior Subordination Agreement and the Priority Deed, upon the occurrence of any Event of Default under Clause 13 herein, the Mortgagee shall forthwith have all the rights and power under the laws of the People's Republic of China and this Contract, including (without limitation) the right to:


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           (1)      immediately possess and enjoy the Charged Assets or any part thereof in accordance with laws;

           (2) sell by public auction or sell or lease the Charged Assets or any part thereof by any means legally permissible and receive reasonable rent or proceeds and, with respect to leasing, for a term as determined by the actual market situation with respect to the Charged Assets; and

           (3) employ a receiver to deal with the aforesaid matter, such receiver's reasonable salary and remuneration for the account of the Mortgagor. Such receiver shall be regarded as the agent of the Mortgagor and the Mortgagor shall be wholly responsible for the acts and omissions of such receiver.

14.02      In accordance with laws, the receiver may:

           (1) request the tenant to pay the rent or the use fees, issue effective leases and receipts or litigate, initiate legal proceedings, detain assets or use other means to recover rent or fees; such requests, receipts and claims shall be issued in the name of the Mortgagor or Mortgagee and no enquiry as to the scope of power of the receiver is required for payment to the receiver; and

            (2) upon written notice from the Mortgagee, apply the monies received under any insurance in respect of the Charged Assets towards its repair or continued operation.

14.03 Upon the occurrence of an Event of Default and subject to the provisions of the Senior Subordination Agreement and the Priority Deed, the Mortgagee shall have the power to dispose of any Charged Assets or any part thereof in accordance with laws without the consent of the Mortgagor or other persons. The Mortgagee shall have the power to execute all documents relating to the sale and lease of the Charged Assets (including the related cancellation document) and any loss arising shall not be borne by the Mortgagee.

14.04 The Mortgagee can dispose of the Charged Assets or appoint a receiver to dispose of the Charged Assets in accordance with this Clause 14 and, subject to the provisions of the Senior Subordination Agreement and the Priority Deed, can apply the monies received from the disposition of Charged Assets in the following order of priority:

           (1) firstly, in payment of all reasonable costs in the disposition of the Charged Assets, including (but without limitation) the fees and remuneration of the receiver;

           (2) secondly, in payment of all the custom duties and other taxes required by law in connection with the Charged Assets;


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           (3)      thirdly, in satisfaction of the Junior Secured Indebtedness;

           and the remaining balance, after the above deductions, shall be paid to the Mortgagor and other persons entitled to the above sum in full by the Mortgagee. If the monies received by the Mortgagee from the disposal of the Charged Assets does not satisfy the Junior Secured Indebtedness in full, the Mortgagor shall reimburse the Mortgagee for any shortfall.

14.05 The Mortgagee shall not be responsible for any loss to the Mortgagor arising from the exercise of the Mortgagee's powers and rights in accordance with law or the provisions of this Contract.


15.        INDEMNITIES

15.01 The Mortgagor shall bear, pay for and compensate the Mortgagee for all fees, damages, expenditures, legal responsibilities, legal costs and other claims of the Mortgagee arising from an Event of Default under Clause 13 herein. The Mortgagor's indemnity undertaking shall be separated from this Contract and shall be independent from the obligations hereunder. This obligation shall be effective notwithstanding any judgment or order obtained by the Mortgagor during winding-up, liquidation or bankruptcy and notwithstanding any relaxation of the time limit or concession made in respect of any claim.

15.02 Payment hereunder shall be in US Dollars. If a judgment or order or part payment received during the winding up of the Mortgagor is not paid in US Dollars, the Mortgagee may, on receipt of such payment, purchase US Dollars through normal banking procedures with such payments received.

15.03 If the amount of the US Dollars which may be so purchased (after deducting any costs of exchange and any other related costs) is less than the amount due, the Mortgagor shall indemnify the Mortgagee against the shortfall.


16.        DEDUCTION

           All sums payable by the Mortgagor under this Contract shall be paid in full without set-off, deduction or counterclaim or any restriction or condition and free and clear of any tax (other than an Excluded
           Tax) or other deductions or withholdings of any nature. The Mortgagor shall be responsible for paying the full amount of any such deduction or withholding to the relevant taxation or other authority. If the Mortgagor is required by any law or regulation to make any deduction or withholding, the Mortgagor shall compensate for such additional amount as will ensure that the Mortgagee receives the full amount which it would have received if no such deduction or withholding had been required.



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17.        EVIDENCE OF DEBT

           Any statement of account showing a sum payable by the Mortgagor hereunder and signed as correct by an authorized officer of the Mortgagee shall, in the absence of manifest error, be conclusive evidence of the amount so due.


18.        SUSPENSE ACCOUNT

18.01 The Mortgagee may place and keep any monies received hereunder to the credit of a suspense account for a period not exceeding six (6) months (or if the liquidation or winding-up proceeding has been commenced by the Mortgagor who is liable for such payment, the period shall be so long as the Mortgagee may think fit) in order to preserve the rights of the Mortgagee to sue or prove for the whole amount of its claims against the Mortgagor. Prior to actual use of such sums for the repayment of the Junior Secured Indebtedness in full or in part, no interest shall be payable for such sums that are placed to the credit of the suspense account.


19.        EXPENSES

19.01 The Mortgagor shall pay or be required to pay all the stamp duty, other taxes, notary fees and registration (including registration of mortgage) fees and all other similar fees under this Contract or documents referred to under this Contract, and the Mortgagor shall, upon the request of the Mortgagee, reimburse the Mortgagee for all the reasonable expenses (including legal fees, translation fees, travelling or other miscellaneous expenses) in connection with the negotiation, preparation, execution of this Contract, the exercise of its right and power hereunder and enforcement of this Contract.

19.02 If the Mortgagor does not punctually repay the Junior Secured Indebtedness in full, the Mortgagor shall be responsible for all reasonable expenses incurred by the Mortgagee in enforcing its rights hereunder (including, without limitation, any administration fee, management fee, insurance fee or any other cost related to the disposition of the Charged Assets).

19.03 In the event the Mortgagor has not paid any tax or fee in accordance with the AES Loan Agreement or this Contract and the Mortgagee elects to make payment thereof on behalf of the Mortgagor, the Mortgagor shall repay such sum and pay interest on such sum to the Mortgagor, and the interest shall be calculated in accordance with clause 15.01 of the AES Loan Agreement from the time the payment is due to the time the Mortgagee receives such payment in full.


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20.        POWER OF ATTORNEY

           The Mortgagor irrevocably appoints the Mortgagee to be its attorney-in-fact. At the time any Event of Default specified under Clause 13 herein occurs and subject to the provisions of the Senior Subordination Agreement, the Mortgagee shall sign any document or do any act in the name of or otherwise on behalf of the Mortgagor that the Mortgagee reasonably considers necessary to carry out any obligations imposed on the Mortgagor hereunder or to exercise any of the powers hereby conferred or in connection with any disposition of the Charged Assets or the exercise of any rights in respect thereof or to give to the Mortgagee the full benefit of this security. The Mortgagor ratifies and confirms and agrees to ratify and confirm any instrument and act which such attorney-in-fact may execute or do.


21.        NOTICE

21.01 Each notice, demand or other communication to be given or made under this Contract shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by five (5) days' prior written notice specified to the other party):

           To the Mortgagor:        Wuhu Shaoda Electric Power Development
                                    Company Limited
                                    Commercial Office Building
                                    West Huangshan Road
                                    Wuhu, Anhui Province
                                    People's Republic of China

           Fax Number:              (86-553) 382-3224
           Attention:               Zhai Dao Ping


           To the Mortgagee:        AES China Holdings Company (L) Limited
                                    9th Floor, Allied Capital Resources Building
                                    32-38 Ice House Street
                                    Central, Hong Kong

           Fax Number:              (852) 2530-1673
           Attention:               Jeff Safford
                                    Chief Financial Officer

           Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (1) if given or made by telex, when dispatched with confirmed answerback, (2) if given or made by letter, when actually delivered to the relevant address and (3) if given or made by

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          fax, when dispatched.

21.02 Any correspondence and documents between the Mortgagee and the Mortgagor shall be written in English.


22.        GOVERNING LAW AND DISPUTE SETTLEMENT

22.01 This Contract and its Appendix shall be governed by and construed in accordance with the laws of the People's Republic of China.

22.02 The Mortgagee shall have the right to dispose of the Charged Assets and request payment from the Mortgagor through litigation or enforcement of a judgment in Hong Kong, China or any other jurisdictions where the Mortgagor has a place of business or owns assets. The Mortgagor acknowledges that this Contract is protected under the laws of the People's Republic of China and at the same time protected under the jurisdictions aforesaid.

22.03 The Borrower irrevocably waives any immunity to which it or its property may at any time be or become entitled (whether characterized as sovereign immunity or otherwise) from any set-off or legal action in China or elsewhere, including immunity from service of process, immunity from jurisdiction of any court of tribunal, and immunity of any of its property from attachment prior to judgment or from execution of a judgment.


23.        MISCELLANEOUS

23.01 Any amendment, alteration, supplement or cancellation of the provisions of this Contract shall not be made orally unless it is confirmed and signed by both the Mortgagee and the Mortgagor.

23.02 No failure or delay by the Mortgagee in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The exercise of the aforesaid rights, powers and remedies herein provided by the Mortgagee may be at the same time, separate or cumulative, and the Mortgagee may exercise any other rights, powers and remedies provided by law.

23.03 The Mortgagee shall have the right to assign all or part of its interests hereunder to another party without the consent of the Mortgagor. The Mortgagor shall not assign any of its rights and obligations hereunder.

23.04 The Mortgagee shall include its successors and assignees. The Mortgagor shall include its successors and permitted assignees.

23.05 The illegality, invalidity and unenforceability of any provisions of this Contract shall not affect the validity of any other provision of this Contract. The Mortgagor agrees to perform all of its obligations under this Contract. In the event that such situation arises, the Mortgagee has the right to terminate this Contract and forthwith request payment for the Junior Secured Indebtedness.


24.        VALIDITY OF CONTRACT

24.01 This Contract shall be signed by the authorized representatives of each party at-------------- Municipality.

24.02 This Contract is executed in Chinese in six (6) originals of each, all of which are equally effective; three (3) copies of which shall be given to the Mortgagee, one (1) copy to the Mortgagor and one (1) each to a notary public in Beijing and Beijing Inland Customs.


25.        SUBORDINATED SECURITY

           Notwithstanding any other provision to the contrary, this Deed must be read and construed in all respects, and the exercise of any rights under this Deed and the enforcement of any rights under this Deed must be subject in each case to the terms of the:

           (a)      Senior Subordination Agreement; and

           (b)      Priority Deed.

           In the event of any conflict or inconsistency between the terms of this Deed of the one part and the Senior Subordinated Agreement or the Senior Priority Deed of the other part, the latter documents will prevail.


           Mortgagor:          Wuhu Shaoda Electric Power Development Company
                               Limited

           Signature:  /s/ [SIGNATURE ILLEGIBLE]        Company Chop:
           Representative:
           Occupation:
           Date:
           Witness:  /s/ [SIGNATURE ILLEGIBLE]



           Mortgagee:          AES China Holdings Company (L) Limited

           Signature: /s/ [SIGNATURE ILLEGIBLE]         Company Chop:
           Representative:
           Occupation:
           Date:
           Witness:  /s/ [SIGNATURE ILLEGIBLE]

                                   Appendix 1

                                    Equipment



                             [Please see attached.]

                                   Appendix 2

                                    Buildings



                             [Please see attached.]